                                                                    EXHIBIT 99.1

                              LETTER OF TRANSMITTAL

                        SUN INTERNATIONAL HOTELS LIMITED
                      SUN INTERNATIONAL NORTH AMERICA, INC.

                        OFFER FOR ANY AND ALL OUTSTANDING
                    8 7/8% SENIOR SUBORDINATED NOTES DUE 2011
                                 IN EXCHANGE FOR
               REGISTERED 8 7/8% SENIOR SUBORDINATED NOTES DUE 2011
                PURSUANT TO THE PROSPECTUS, DATED OCTOBER 5, 2001

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 8, 2001, UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                DELIVERY TO: THE BANK OF NEW YORK, EXCHANGE AGENT

     BY HAND, OVERNIGHT DELIVERY,
     REGISTERED OR CERTIFIED MAIL:                    BY FACSIMILE:

         The Bank of New York                      The Bank of New York
            20 Broad Street                  Attention: Reorganization Dept.
            One Lower Level                           (914) 773-5038
          New York, NY 10005
      Attention: Frank Driscoll,                  CONFIRM BY TELEPHONE:
       Reorganization Department                      (914) 773-5735

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that he or she has received the Prospectus, dated October 5, 2001 (the "Prospectus"), of Sun International Hotels Limited, a company organized under the laws of the Commonwealth of The Bahamas ("Sun International") and Sun International North America, Inc., a Delaware corporation ("SINA", and, together with Sun International, the "Issuers"), and this Letter of Transmittal (the "Letter"), which together constitute the Issuers' offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $200,000,000 of their 8 7/8% Senior Subordinated Notes due 2011 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act") for a like principal amount at maturity of the Issuers' issued and outstanding 8 7/8% Senior Subordinated Notes due 2011 (the "Old Notes"). Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS OR REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

October 5, 2001

     The Issuers reserve the right, at any time or from time to time, to extend the Exchange Offer at their discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Issuers shall notify the holders of the Old Notes of any extension as promptly as practicable by oral or written notice thereof.

     This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if a tender of Old Notes is to be made by book-entry transfer, if available, to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in "The Exchange Offer" section of the Prospectus. Holders of Old Notes whose certificates are not immediately available, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the Book-Entry Transfer Facility (a "Book-Entry Confirmation") and all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.


--------------------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF OLD NOTES

                                                                        1                       2                       3
--------------------------------------------------------------------------------------------------------------------------------
                                                                                       AGGREGATE PRINCIPAL          PRINCIPAL
        NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)            CERTIFICATE              AMOUNT OF                 AMOUNT
                  (PLEASE FILL IN, IF BLANK)                        NUMBER(S)*              OLD NOTES               TENDERED**
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                             TOTAL
--------------------------------------------------------------------------------------------------------------------------------
*    Need not be completed if Old Notes are being tendered by book-entry transfer.

**   Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered must be in denominations of
     $1,000 and any integral multiple thereof. See Instruction 1.
--------------------------------------------------------------------------------------------------------------------------------

/ /  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
     MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY
     TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution
                                   ----------------------------------------------------------------------------------------

     Account Number                                    Transaction Code Number
                    ---------------------------------                          --------------------------------------------

/ /  CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE
     OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE
     THE FOLLOWING:

     Name(s) of Registered Holder(s)
                                     --------------------------------------------------------------------------------------

     Window Ticket Number (if any)
                                   ----------------------------------------------------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery
                                                        -------------------------------------------------------------------

     Name of Institution which guaranteed delivery
                                                   ------------------------------------------------------------------------

     IF DELIVERED BY BOOK-ENTRY TRANSFER, COMPLETE THE FOLLOWING:

     Account Number                      Transaction Code Number
                    --------------------                         ----------------------------------------------------------

/ /  CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
     COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS
     THERETO.

     Name:
           ----------------------------------------------------------------------------------------------------------------

     Address:
              -------------------------------------------------------------------------------------------------------------

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Old Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Issuers. The undersigned hereby further represents that any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, that neither the holder of such Old Notes nor any such other person is engaged in, or intends to engage in a distribution of such New Notes, or has an arrangement or understanding with any person to participate in the distribution of such New Notes, and that neither the holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Issuers.

     The undersigned also acknowledges that this Exchange Offer is being made by the Issuers based upon the Issuers' understanding of an interpretation by the staff of the Securities and Exchange Commission (the "Commission") as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (1) such holders are not affiliates of the Issuers within the meaning of Rule 405 under the Securities Act; (2) such New Notes are acquired in the ordinary course of such holders' business; and (3) such holders are not engaged in, and do not intend to engage in, a distribution of such New Notes and have no arrangement or understanding with any person to participate in the distribution of such New Notes. However, the staff of the Commission has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances. If a holder of Old Notes is an affiliate of the Issuers, and is engaged in or intends to engage in a distribution of the New Notes or has any arrangement or understanding with respect to the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder could not rely on the applicable interpretations of the staff of the Commission and must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer--Withdrawal of Tenders" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

--------------------------------------------------------------   -------------------------------------------------------------------
                SPECIAL ISSUANCE INSTRUCTIONS                                    SPECIAL DELIVERY INSTRUCTIONS
                 (SEE INSTRUCTIONS 3 AND 4)                                       (SEE INSTRUCTIONS 3 AND 4)

To be completed ONLY if certificates for Old Notes                  To be completed ONLY if certificates for Old Notes
not tendered and/or New Notes are to be issued in                   not tendered and/or New Notes are to be sent to
the name of and sent to someone other than the                      someone other than the person(s) whose signature(s)
person(s) whose signature(s) appear(s) on this                      appear(s) on this Letter or to such person(s) at an
Letter, or if Old Notes delivered by book-entry                     address other than shown in the box entitled
transfer which are not accepted for exchange are to                 "Description of Old Notes" on this Letter above.
be returned by credit to an account maintained at
the Book-Entry Transfer Facility other than the                     Mail: New Notes and/or Old Notes to:
account indicated above.
                                                                    Name(s):
                                                                             ---------------------------------------------------
Issue New Notes and/or Old Notes to:                                                   (PLEASE TYPE OR PRINT)

Name:                                                                                  (PLEASE TYPE OR PRINT)
      ------------------------------------------------------
                   (PLEASE TYPE OR PRINT)
                                                                    Address:
------------------------------------------------------------                 ---------------------------------------------------
                   (PLEASE TYPE OR PRINT)

                                                                    ------------------------------------------------------------
Address:                                                                                 (INCLUDE ZIP CODE)
         ---------------------------------------------------

------------------------------------------------------------
                     (INCLUDE ZIP CODE)
              (COMPLETE ACCOMPANYING FORM W-9)

|_| Credit unexchanged Old Notes delivered by book- entry transfer to the Book-Entry Transfer
         Facility account set forth below.

------------------------------------------------------------
               (BOOK-ENTRY TRANSFER FACILITY
               ACCOUNT NUMBER, IF APPLICABLE)
------------------------------------------------------------        ------------------------------------------------------------


IMPORTANT:   THIS LETTER OR A FACSIMILE HEREOF (TOGETHER WITH THE
             CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY CONFIRMATION
             AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF
             GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE
             AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE
             EXPIRATION DATE.

             PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL


                                        CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.
---------------------------------------------------------------------------------------------------------------------------

                                                     PLEASE SIGN HERE
                                        (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                                             (COMPLETE ACCOMPANYING FORM W-9)

Dated:                                                                                                               , 2001
       --------------------------------------------------------------------------------------------------------------

X:                                                                                                                   , 2001
--------------------------------------------------------------   ----------------------------------------------------

X:                                                                                                                   , 2001
--------------------------------------------------------------   ----------------------------------------------------
                  (SIGNATURE(S) OF OWNER(S))                                            (DATE)

Area Code and Telephone Number:
                                ----------------------------------------------------------------------------------------

     If a holder is tendering any Old Notes, this Letter must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old
Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s):
         ------------------------------------------------------------------------------------------------------------------


                                                  (PLEASE TYPE OR PRINT)

Capacity:
          -----------------------------------------------------------------------------------------------------------------

Address:
         ------------------------------------------------------------------------------------------------------------------
                                                   (INCLUDING ZIP CODE)


                                                    SIGNATURE GUARANTEE
                                              (IF REQUIRED BY INSTRUCTION 3)

Signature Guaranteed by

an Eligible Institution:
                         --------------------------------------------------------------------------------------------------
                                                    (AUTHORIZED SIGNATURE)

---------------------------------------------------------------------------------------------------------------------------
                                                          (TITLE)

---------------------------------------------------------------------------------------------------------------------------
                                                      (NAME OF FIRM)

Date:                                                                                                                , 2001
      ---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS
                 FORMING PART OF THE TERMS AND CONDITIONS OF THE
                   OFFER TO EXCHANGE OUTSTANDING 87/8% SENIOR
                         SUBORDINATED NOTES DUE 2011 FOR
               REGISTERED 87/8% SENIOR SUBORDINATED NOTES DUE 2011
                       OF SUN INTERNATIONAL HOTELS LIMITED
                                       AND
                      SUN INTERNATIONAL NORTH AMERICA, INC.

1.   DELIVERY OF THIS LETTER AND NOTES; GUARANTEED DELIVERY PROCEDURES.

     This Letter is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer--Procedures for Tendering" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other documents required by this Letter, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of $1,000 and any integral multiple thereof.

     Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Letter (or facsimile thereof) and Notice of Guaranteed Delivery, substantially in the form provided by the Issuers (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes, the certificate number or numbers of such Old Notes and the principal amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the Expiration Date, the Letter (or facsimile thereof), together with the certificate or certificates representing the Old Notes to be tendered in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and any other documents required by this Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) such properly completed and executed Letter (or facsimile thereof), as well as the certificate or certificates representing all tendered Old Notes in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other documents required by this Letter are received by the Exchange Agent within three business days after the Expiration Date.

     The method of delivery of this Letter, the Old Notes and all other required documents is at the election and risk of the tendering holders. Instead of delivery by mail, it is recommended that holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Letter of Transmittal or Old Notes should be sent to the Issuers. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the tenders for such holders.

     See "The Exchange Offer" section of the Prospectus.

2.   PARTIAL TENDERS; WITHDRAWALS.

     If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes tendered in the box entitled "Description of Old Notes--Principal Amount Tendered." A newly issued certificate for the Old Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

     If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn prior to the Expiration Date. To be effective with respect to the tender of Old Notes, a notice of withdrawal must: (i) be received by the Exchange Agent before the Issuers notify the Exchange Agent that they have accepted the tender of Old Notes pursuant to the Exchange Offer; (ii) specify the name of the Old Notes; (iii) contain a description of the Old Notes to be withdrawn, the certificate numbers shown on the particular certificates evidencing such Old Notes and the principal amount of Old Notes represented by such certificates; and (iv) be signed by the holder in the same manner as the original signature on this Letter (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the Book-Entry Transfer Facility to be credited with the withdrawn Old Notes or otherwise comply with the Book-Entry Transfer Facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Issuers, and such determination will be final and binding on all parties.

3. SIGNATURES ON THIS LETTER, BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter is signed by the registered holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all such owners must sign this Letter.

     If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter as there are different registrations of certificates.

     When this Letter is signed by the registered holder (which term, for the purposes described herein, shall include the Book-Entry Transfer Facility whose name appears on a security listing as the owner of the Old Notes) of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).

     If this Letter is signed by a person other than the registered holder or holders of any Old Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or exchange or endorsed in blank by such registered holder(s) in form satisfactory to the Issuers and duly executed by the registered holder, in either case signed exactly as such registered holder(s) name or names appear(s) on the Old Notes.

     If the Letter or any certificates of Old Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorney-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Issuers, evidence satisfactory to the Issuers of their authority to so act must be submitted with the Letter.

     Signature on a Letter or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Old Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on the Letter or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution").

4.   SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book- entry transfer may request that Old Notes not exchanged be credited to such account maintained at the Book-Entry Transfer Facility as such noteholder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter.

5.   TAX IDENTIFICATION NUMBER.

     Federal income tax law generally requires that a tendering holder whose Old Notes are accepted for exchange must provide the Issuers (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Form W-9 or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Issuers are not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering holder of New Notes may be subject to backup withholding in an amount up to 31% of all reportable payments made after the exchange.

     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Form W-9 for additional instructions.

     To prevent backup withholding, each tendering holder of Old Notes must provide its correct TIN by completing the "Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Issuers a completed Form W- 8BEN, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 for instructions on applying for a TIN, write "applied for" in lieu of its TIN. Note: writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder writes "applied for" on that form, backup withholding at a rate of up to 31% will nevertheless apply to all reportable payments made to such holder. If such a holder furnishes its TIN to the Issuers within 60 days, however, any amounts so withheld shall be refunded to such holder.

     Backup withholding is not an additional Federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

6.   TRANSFER TAXES.

     Holders who tender their Old Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter, or if a transfer tax is imposed for any reason other than the exchange of Old Notes in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER.

7.   WAIVER OF CONDITIONS.

     The Issuers reserve the right to waive satisfaction of any or all conditions enumerated in the Prospectus.

8.   NO CONDITIONAL TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Issuers, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.   MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES.

     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone number indicated above.